September 28, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Imperial CMB Trust Series 1998-2 Collateralized Asset-Backed Bonds; File No. 333-38879.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of Imperial CMB Trust Series 1998-2, a Delaware business trust, as Issuer, (the "Issuer") under the Indenture, dated as of March 27, 1998, between Impac CMB Trust Series 1998-2, and Bankers Trust Company of California, N.A., a national banking association, as Indenture Trustee (the "Indenture Trustee") is a Current Report on Form 8-K.

          The Series 1998-2 Collateralized Asset-Backed Bonds will include the following five classes (the "Bonds"): (i) Class A Bonds (the "Senior Bonds"); (ii) Class M-1 Bonds, Class M-2 Bonds and Class
          M-3 Bonds (collectively, the "Class M Bonds"); and (iii) Class B Bonds (the "Class B Bonds"; and together with the Class M Bonds, the "Subordinate Bonds"). The Bonds will represent obligations of the Imperial CMB Trust Series 1998-2 (the "Issuer"), which will be formed pursuant to a Trust Agreement to be dated as of March 24, 1998 (as amended and restated by the Amended and Restated Trust Agreement dated March 27, 1998, the "Trust Agreement"), between IMH Assets Corp. (the "Company") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). The Bonds will be issued pursuant to the Indenture.

          The Bonds were registered under the Securities Act of 1933 under Commission File Number 333-38879. As a result, the Registrant is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date (as defined in the Indenture), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (949) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Imperial CMB Trust Series 1998-2 Collateralized Asset-Backed Bonds Series, 1998-2.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  April 26, 1998


                        IMPERIAL CMB TRUST SERIES 1998-2
          (as issuer under the Indenture, dated as of March 27, 1998, providing for the issuance of Collaterialized Asset-Backed Bonds Series, 1998-2).


                        IMPERIAL CMB TRUST SERIES 1998-2
             (Exact name of Registrant as specified in its Charter)


                                     CALIFORNIA
                   (State or Other Jurisdiction of Incorporation)


              333-38879                                  33-0705301
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


 		  20371 IRVINE AVENUE
 		  SANTA ANA HEIGHTS, CALIFORNIA             92707
            (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (714) 556-0122


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of April 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of May 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of June 25, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of March 27, 1998.


          Date:  September 28, 1998         By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

                                                                  Sequential
          Document                                                Page Number


          Monthly Remittance Statement to the Certificateholders
          dated as of April 25, 1998.                                       4

          Monthly Remittance Statement to the Certificateholders
          dated as of May 25, 1998.                                         9

          Monthly Remittance Statement to the Certificateholders
          dated as of June 25, 1998.                                       14





IMH Assets Corp.
Imperial CMB Trust Series 1998-2
Collateralized Mortgage Notes
Series 1998-2
Statement to Bondholders

DISTRIBUTION IN DOLLARS

                           PRIOR
         ORIGINAL        PRINCIPAL
CLASS   FACE VALUE        BALANCE          INTEREST     PRINCIPAL

A     117,820,358.00  177,820,358.00     992,830.33  2,242,953.77
M-1    11,854,691.00   11,854,691.00      68,658.42    149,530.26
M-2    16,370,763.00   16,370,763.00      98,906.69    206,494.16
M-3     7,903,127.00    7,903,127.00      47,748.06    99,686,.83
B       6,209,600.00    6,209,600.00      37,516.33     78,325.37

TOTALS 220,158,539.00  220,158,539.00  1,245,659.83  2,776,990.39

                                                          CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
CLASS     TOTAL           LOSSES        INTEREST          BALANCE
A      3,235,784.10         0.00           0.00    175,577,404.23
M-1      218,188.68         0.00           0.00     11,705,160.74
M-2      305,400.85         0.00           0.00     16,164,268.84
M-3      147,434.89         0.00           0.00      7,803,440.17
B        115,841.70         0.00           0.00      6,131,274.63

TOTALS 4,022,650.22         0.00           0.00    217,381,548.61

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                PRIOR
              PRINCIPAL
CLASS        CUSIP        BALANCE        INTEREST       PRINCIPAL
A          45254NAA5   1,000.000000      5.583333        12.613594
M-1        45254NAB3   1,000.000000      5.791667       12.613594
M-2        45254NAC1   1,000.000000      6.041666       12.613594
M-3        45254NAD9   1,000.000000      6.041667       12.613593
B          45254NAE7   1,000.000000      6.041666       12.613593

                                    CURRENT
                                   PRINCIPAL
                      TOTAL         BALANCE
A     45254NAA5     18.196927     987.386406
M-1   45254NAB3     18.405261     987.386406
M-2   45254NAC1     18.655261     987.386406
M-3   45254NAD9     18.655260     987.386407
B     45254NAE7     18.655260     987.386407



PASS-THROUGH RATES
CLASS     CURRENT                  NEXT
A        6.700000%            6.700000%
M-1      6.950000%            6.950000%
M-2      7.250000%            7.250000%
M-3      7.250000%            7.750000%
B        7.250000%            7.250000%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  March 31, 1998                     Irvine, CA 92614
DISTRIBUTION DATE:  April 27, 1998     FACTOR INFO: (800)735-7777
Page 1 of 1                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-2
Collateralized Mortgage Notes
Series 1998-2
Statement to Certificateholders

DISTRIBUTION IN DOLLARS
                                PRIOR
             ORIGINAL       PRINCIPAL
CLASS      FACE VALUE         BALANCE      INTEREST     PRINCIPAL

C-1       2,258,036.00    2,258,036.00    16,123.21      1,505.34
C-2       1,354,822.00    1,354,822.00     9,673.92        903.20
C-3       2,032,233.40    2,032,233.40    14,510.89      1,354.81
X       220,158,539.00  220,158,539.00   313,894.69          0.00

TOTALS   225,803,630.40   225,803,630.40   354,202.71    3,763.35

CURRENT
                        REALIZED         DEFERRED       PRINCIPAL
CLASS        TOTAL        LOSSES         INTEREST         BALANCE

C-1      17,628.55          0.00             0.00    2,256,530.66
C-2      10,577.12          0.00             0.00    1,353,918.80
C-3      15,865.70          0.00             0.00    2,030,878.59
X       313,894.69          0.00             0.00  217,381,548.61

TOTALS  357,966.06          0.00             0.00  223,022,876.66

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS CUSIP BALANCE INTEREST PRINCIPAL TOTAL BALANCE C-1 IMB9802C1 1,000.000000 7.140369 0.666659 7.807028 999.333341
C-2 IMB9802C2 1,000.000000 7.140362 0.666659  7.807021 999.333344
C-3 IMB9802C3 1,000.000000 7.140366 0.666659  7.807025 999.333339
X   IMB9802XX 1,000.000000 1.425767 0.000000  1.425767 987.386406

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

C-1      8.483593%            8.479366%
C-2      8.483593%            8.479366%
C-3      8.483593%            8.479366%
X        1.693978%            1.671208%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  March 31, 1998                     Irvine, CA 92614
DISTRIBUTION DATE:  April 27, 1998    FACTOR INFO.: (800)735-7777

Page 1 of 1                  COPYRIGHT 1998 Bankers Trust Company
IMH Assets Corp.
Imperial CMB Trust Series 1998-2
Payment Date Statement
Distribution Date:  April 27, 1998
DELINQUENT AND
FORCLOSURE LOAN       30 TO 59      60 TO 89     90 PLUS
INFORMATION             DAYS          DAYS         DAYS     TOTAL
PRINCIPAL BALANCE       0.00          0.00         0.00      0.00
% OF POOL BALANCE    0.0000%       0.0000%      0.0000%   0.0000%
NUMBER OF LOANS            0             0           0          0
PERCENTAGE OF LOANS  0.0000%       0.0000%      0.0000%   0.0000%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE       0.00          0.00         0.00      0.00
% OF POOL BALANCE    0.0000%       0.0000%      0.0000%   0.0000%
NUMBER OF LOANS            0             0           0          0
PERCENTAGE OF LOANS  0.0000%       0.0000%     0.0000%    0.0000%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE       0.00          0.00        0.00       0.00
% OF POOL BALANCE    0.0000%       0.0000%     0.0000%    0.0000%
NUMBER OF LOANS            0             0           0          0
PERCENTAGE OF LOANS  0.0000%       0.0000%     0.0000%    0.0000%
REO LOAN INFORMATION:
PRINCIPAL BALANCE       0.00          0.00        0.00      0.00%
% OF POOL BALANCE    0.0000%       0.0000%     0.0000%    0.0000%
NUMBER OF LOANS            0             0           0          0
PERCENTAGE OF LOANS  0.0000%       0.0000%      0.0000%   0.0000%
BOOK VALUE OF REO PROPERTY:                                  0.00
AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         1,647,317.02
AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  2,780,753.74
AGGREGATE COLLECTIONS WITH
RESPECT TO THE MORTGAGE LOANS:                       4,428,070.76

CURRENT PERIOD BOND PRINCIPAL
DISTRIBUTION AMOUNT PAYABLE:                         2,776,990.39

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO BOND HOLDERS:            2,630,219.83

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO CERTIFICATEHOLDERS:              0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL TO BONDHOLDERS:    0.00

AGGREGATE PRIOR UNPAID INTEREST
SHORTFALL TO CERTIFICATEHOLDERS:                             0.00

AGGREGATE CURRENT INTEREST SHORTFALL TO BONDHOLDERS:         0.00
AGGREGATE CURRENT INTEREST SHORTFALL TO CERTIFICATEHOLDERS: 0.00 CURRENT AGGREGATE PRINCIPAL
BALANCE OF THE MORTGAGE LOANS:                     223,022,876.66
AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             1,492
Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company
IMH Assets Corp.
Imperial CMB Trust Series 1998-2
Payment Date Statement
Distribution Date:     April 27, 1998

AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

AMOUNT OF INTEREST ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

AGGRGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

AMOUNT OF PREPAYMENT INTEREST SHORTFALLS
WITH RESPECT TO THE RELATED PAYMENT DATE:                8,501.78

AMOUNT OF COMPENSATING INTEREST MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                8,501.78

AGGREGATE AMOUNT OF REALIZED
LOSSES FOR THE RELATED PAYMENT DATE:                         0.00

CUMULATIVE AMOUNT OF REALIZED
LOSSES SINCE THE CLOSING DATE:                               0.00

NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO THE MORTGAGE
LOAN SALE AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT
DATE:                                                           0

AGGREGATE NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO THE
MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT SINCE THE CLOSING
DATE:                                                           0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:     0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:           0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF
THE SERVICING AGREEMENT FOR THE RELATED PAYMENT DATE:        0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF
THE SERVICING AGREEMENT SINCE THE CLOSING DATE:              0.00

Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company




IMH Assets Corp.
Imperial CMB Trust Series 1998-2
Collateralized Mortgage Notes
Series 1998-2
Statement to Bondholders
DISTRIBUTION IN DOLLARS
                                PRIOR
            ORIGINAL        PRINCIPAL
CLASS     FACE VALUE          BALANCE      INTEREST     PRINCIPAL

A     117,820,358.00   175,577,404.23    980,307.17  1,114,099.76
M-1    11,854,691.00    11,705,160.74     67,792.39     74,273.32
M-2    16,370,763.00    16,164,268.84     97,659.12    102,567.91
M-3     7,903,127.00     7,803,440.17     47,145.78     49,515.54
B       6,209,600.00     6,131,274.63     37,043.12     38,905.07

TOTALS 220,158,539.00  217,381,548.61  1,229,947.58  1,379,361.60

                                                          CURRENT
                    REALIZED            DEFERRED        PRINCIPAL
CLASS     TOTAL       LOSSES            INTEREST          BALANCE

A  2,094,406.93         0.00                0.00   174,463,304.47
M-1  142,065.71         0.00                0.00    11,630,887.42
M-2  200,227.03         0.00                0.00    16,061,700.93
M-3   96,661.32         0.00                0.00     7,753,924.63
B     75,948.19         0.00                0.00     6,092,369.56

TOTALS  2,609,309.18    0.00                0.00   216,002,187.01

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                            PRIOR
                        PRINCIPAL
CLASS        CUSIP        BALANCE       INTEREST        PRINCIPAL
A        45254NAA5     987.386406       5.512907         6.265311
M-1      45254NAB3     987.386406       5.718613         6.265311
M-2      45254NAC1     987.386406       5.965459         6.265310
M-3      45254NAD9     987.386407       5.965459         6.265310
B        45254NAE7     987.386407       5.965460         6.265310

                            CURRENT
                          PRINCIPAL
CLASS          TOTAL        BALANCE
A          11.778218     981.121096
M-1        11.983923     981.121095
M-2        12.230770     981.121096
M-3        12.230769     981.121097
B          12.230770     981.121096






PASS-THROUGH RATES
CLASS     CURRENT                  NEXT
A        6.700000%            6.700000%
M-1      6.950000%            6.950000%
M-2      7.250000%            7.250000%
M-3      7.250000%            7.750000%
B        7.250000%            7.250000%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  April 31, 1998                     Irvine, CA 92614
DISTRIBUTION DATE:  May 26, 1998      FACTOR INFO.: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-2
Collateralized Mortgage Notes
Series 1998-2
Statement to Certificateholders

DISTRIBUTION IN DOLLARS
                               PRIOR
           ORIGINAL        PRINCIPAL
CLASS    FACE VALUE           BALANCE       INTEREST    PRINCIPAL

C-1    2,258,036.00     2,256,530.66       16,073.23     1,529.92
C-2    1,354,822.00     1,353,918.00        9,643.94       917.95
C-3    2,032,233.40     2,030,878.59       14,465.91     1,376.93
X    220,158,539.00   217,381,548.61      308,563.02         0.00

TOTALS  225,803,630.40  223,022,876.66    348,746.10     3,824.80

                                                          CURRENT
                      REALIZED         DEFERRED         PRINCIPAL
CLASS       TOTAL       LOSSES         INTEREST           BALANCE

C-1     17,603.15         0.00              0.00     2,255,000.74
C-2     10,561.89         0.00              0.00     1,353,000.85
C-3     15,842.84         0.00              0.00     2,029,501.66
X      308,563.02         0.00              0.00   216,002,187.01

TOTALS  352,570.90        0.00              0.00   221,639,690.26

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
               PRIOR                                      CURRENT
               PRINCIPAL                                PRINCIPAL
CLASS  CUSIP   BALANCE     INTEREST PRINCIPAL    TOTAL    BALANCE
C-1 IMB9802C1  999.333341  7.118235 0.677544  7.795779 998.655796
C-2 IMB9802C2  999.333344  7.118234 0.677544  7.795778 998.655801
C-3 IMB9802C3  999.333339  7.118233 0.677544  7.795777 998.655794
X   IMB9802XX  987.386406  1.401549 0.000000  1.401549 981.121096

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

C-1      8.479366%            8.479051%
C-2      8.479366%            8.479051%
C-3      8.479366%            8.479051%
X        1.689751%            1.671487%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  April 30, 1998                     Irvine, CA 92614
DISTRIBUTION DATE:  May 26, 1998      FACTOR INFO.: (800)735-7777
Page 1 of 1                  COPYRIGHT 1998 Bankers Trust Company

IMH Assets Corp.
Imperial CMB Trust Series 1998-2
Payment Date Statement
Distribution Date:  May 26, 1998
DELINQUENT AND
FORCLOSURE LOAN   30 TO 59      60 TO 89     90 PLUS
INFORMATION         DAYS          DAYS         DAYS         TOTAL
PRINCIPAL BALANCE  3,142,328.91  81,405.28     0.00  3,223,734.19
% OF POOL BALANCE   1.4178%        0.0367%  0.0000%       1.4545%
NUMBER OF LOANS          21              1        0            22
PERCENTAGE OF LOANS 1.4141%        0.0673%   0.0000%      1.4815%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE 157,186.40         0.00       0.00   157,186.40
% OF POOL BALANCE   0.0709%       0.0000%    0.0000%      0.0709%
NUMBER OF LOANS           1             0          0            1
PERCENTAGE OF LOANS 0.0673%       0.0000%    0.0000%      0.0673%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE  200,667.59        0.00       0.00   386,617.98
% OF POOL BALANCE     0.0905%     0.0000%    0.0000%      0.1744%
NUMBER OF LOANS           1             0          0            2
PERCENTAGE OF LOANS   0.0673%     0.0000%    0.0000%      0.1347%
REO LOAN INFORMATION:
PRINCIPAL BALANCE     0.00           0.00       0.00        0.00%
% OF POOL BALANCE     0.0000%     0.0000%    0.0000%      0.0000%
NUMBER OF LOANS           0             0          0            0
PERCENTAGE OF LOANS   0.0000%     0.0000%    0.0000%      0.0000%
BOOK VALUE OF REO PROPERTY:                                  0.00
AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         1,412,289.17
AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  1,364,415.34
AGGREGATE COLLECTIONS WITH
RESPECT TO THE MORTGAGE LOANS:                       2,776,704.51

CURRENT PERIOD BOND
PRINCIPAL DISTRIBUTION AMOUNT PAYABLE:               1,379,361.61

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO BOND HOLDERS:            1,231,978.08

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO CERTIFICATEHOLDERS:              0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL TO BONDHOLDERS:    0.00

AGGREGATE PRIOR UNPAID INTEREST
SHORTFALL TO CERTIFICATEHOLDERS:                             0.00

AGGREGATE CURRENT INTEREST SHORTFALL TO BONDHOLDERS:         0.00
AGGREGATE CURRENT INTEREST SHORTFALL TO CERTIFICATEHOLDERS: 0.00 CURRENT AGGREGATE PRINCIPAL
BALANCE OF THE MORTGAGE LOANS:                     221,639,690.26
AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             1,485
Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company

IMH Assets Corp.
Imperial CMB Trust Series 1998-2
Payment Date Statement
Distribution Date:     May 26, 1998

AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:               18,771.06

AMOUNT OF INTEREST ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:              214,185.37

AGGRGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:              232,956.43

AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:     3,456.19

AMOUNT OF COMPENSATING INTEREST
MADE WITH RESPECT TO THE RELATED PAYMENT DATE:           3,456.19

AGGREGATE AMOUNT OF
REALIZED LOSSES FOR THE RELATED PAYMENT DATE:                0.00

CUMULATIVE AMOUNT OF
REALIZED LOSSES SINCE THE CLOSING DATE:                      0.00

NUMBER OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND
CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:            0

AGGREGATE NUMBER OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN
SALE AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:         0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:     0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:           0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF
THE SERVICING AGREEMENT FOR THE RELATED PAYMENT DATE:        0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF
THE SERVICING AGREEMENT SINCE THE CLOSING DATE:              0.00

Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-2
Collateralized Mortgage Notes
Series 1998-2
Statement to Bondholders
DISTRIBUTION IN DOLLARS
                           PRIOR
         ORIGINAL          PRINCIPAL
CLASS   FACE VALUE         BALANCE       INTEREST       PRINCIPAL

A   117,820,358.00      174,463,304.47  974,086.78   2,359,315.71
M-1  11,854,691.00       11,630,887.42   67,362.22     157,287.72
M-2  16,370,763.00       16,061,700.93   97,039.44     217,206.84
M-3   7,903,127.00        7,753,924.63   46,846.63     104,858.48
B     7,903,127.00        6,092,369.56   36,808.07      82,388.81

TOTALS 221,852,066.00  216,002,187.01  1,222,143.14  2,921,057.56

                                                          CURRENT
                    REALIZED            DEFERRED        PRINCIPAL
CLASS   TOTAL         LOSSES            INTEREST          BALANCE

A  3,333,402.49         0.00                0.00   172,103,988.76
M-1  224,649.94         0.00                0.00    11,473,599.70
M-2  314,246.28         0.00                0.00    15,844,494.09
M-3  151,705.11         0.00                0.00     7,649,066.15
B    119,196.88         0.00                0.00     6,009,980.75

TOTALS 4,143,200.70     0.00                0.00   213,081,129.45

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                  PRIOR
              PRINCIPAL
CLASS       CUSIP          BALANCE         INTEREST     PRINCIPAL
A       45254NAA5       981.121096         5.477926     13.267973
M-1     45254NAB3       981.121095         5.682326     13.267973
M-2     45254NAC1       981.121096         5.927606     13.267973
M-3     45254NAD9       981.121097         5.927607     13.267974
B       45254NAE7       770.880888         4.657406     10.424837

                                    CURRENT
                                  PRINCIPAL
      CUSIP          TOTAL          BALANCE
A    45254NAA5   18.745899       967.853123
M-1  45254NAB3   18.950299       967.853122
M-2  45254NAC1   19.195579       967.853123
M-3  45254NAD9   19.195580       967.853123
B    45254NAE7   15.082243       760.456051







PASS-THROUGH RATES
CLASS     CURRENT                  NEXT
A        6.700000%            6.700000%
M-1      6.950000%            6.950000%
M-2      7.250000%            7.250000%
M-3      7.250000%            7.750000%
B        7.250000%            7.250000%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  May 29, 1998                       Irvine, CA 92614
DISTRIBUTION DATE:  June 25, 1998     FACTOR INFO.: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-2
Collateralized Mortgage Notes
Series 1998-2
Statement to Certificateholders

DISTRIBUTION IN DOLLARS
                           PRIOR
         ORIGINAL          PRINCIPAL
CLASS   FACE VALUE         BALANCE       INTEREST       PRINCIPAL

C-1   6,209,600.00       2,255,000.74   16,096.73        1,524.83
C-2   2,258,036.00       1,353,000.85    9,658.04          914.90
C-3   1,354,822.00       2,029,501.66   14,487.06        1,372.35
X     2,032,233.40     216,002,187.01  307,215.68            0.00

TOTALS  11,854,691.40  221,639,690.26  347,457.51        3,812.07

                                                          CURRENT
                       REALIZED         DEFERRED        PRINCIPAL
CLASS       TOTAL        LOSSES         INTEREST          BALANCE

C-1     17,621.65          0.00             0.00     2,253,475.91
C-2     10,572.94          0.00             0.00     1,352,085.95
C-3     15,859.41          0.00             0.00     2,028,129.31
X      307,215.68          0.00             0.00   213,081,129.45

TOTALS  351,269.58         0.00             0.00   218,714,820.62

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                      PRIOR
                  PRINCIPAL
CLASS        CUSIP        BALANCE        INTEREST       PRINCIPAL
C-1      IMB9802C1     363.147504        2.592233        0.245560
C-2      IMB9802C2     599.193658        4.277186        0.405174
C-3      IMB9802C3   1,497.983986       10.692962        1.012934
X        IMB9802XX 106,288.080400      151.171455        0.000000

                             CURRENT
                           PRINCIPAL
CLASS      TOTAL             BALANCE
C-1     2.837793          362.901944
C-2     4.682360          598.788483
C-3    11.705896        1,496.971049
X     151.171455      104,850.717172





PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

C-1      8.479051%            8.476487%
C-2      8.479051%            8.476487%
C-3      8.479051%            8.476487%
X        1.689436%            1.668922%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  May 29, 1998                       Irvine, CA 92614
DISTRIBUTION DATE:  June 25, 1998     FACTOR INFO.: (800)735-7777

Page 1 of 1                  COPYRIGHT 1998 Bankers Trust Company
IMH Assets Corp.





Imperial CMB Trust Series 1998-2
Payment Date Statement
Distribution Date:  June 25, 1998
DELINQUENT AND
FORCLOSURE LOAN  30 TO 59      60 TO 89      90 PLUS
INFORMATION       DAYS          DAYS          DAYS          TOTAL
PRINCIPAL BALANCE  2,731,535.07  584,011.83   0.00   3,315,546.90
% OF POOL BALANCE    1.2489%        0.2670%   0.0000%     1.5159%
NUMBER OF LOANS         20            5           0            25
PERCENTAGE OF LOANS  1.3596%        0.3399%   0.0000%     1.6995%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE       0.00     347,055.02      0.00  347,055.02
% OF POOL BALANCE    0.0000%        0.1587%   0.0000%     0.1587%
NUMBER OF LOANS          0            2           0             2
PERCENTAGE OF LOANS  0.0000%        0.1360%   0.0000%     0.1360%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE       0.00     200,097.72      0.00  729,071.53
% OF POOL BALANCE    0.0000%        0.0915%   0.0000%     0.3333%
NUMBER OF LOANS          0            1           0             6
PERCENTAGE OF LOANS  0.0000%        0.0680%    0.0000%    0.4079%
REO LOAN INFORMATION:
PRINCIPAL BALANCE       0.00           0.00       0.00      0.00%
% OF POOL BALANCE    0.0000%        0.0000%    0.0000%    0.0000%
NUMBER OF LOANS          0            0           0             0
PERCENTAGE OF LOANS  0.0000%        0.0000%    0.0000%    0.0000%
BOOK VALUE OF REO PROPERTY:                                  0.00
AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         1,389,764.80
AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  2,905,523.60
AGGREGATE COLLECTIONS WITH
RESPECT TO THE MORTGAGE LOANS:                       4,295,288.40

CURRENT PERIOD BOND
PRINCIPAL DISTRIBUTION AMOUNT PAYABLE:               2,921,057.56

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO BOND HOLDERS:            2,774,997.21

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO CERTIFICATEHOLDERS:              0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL TO BONDHOLDERS:    0.00

AGGREGATE PRIOR UNPAID
INTEREST SHORTFALL TO CERTIFICATEHOLDERS:                    0.00

AGGREGATE CURRENT INTEREST SHORTFALL TO BONDHOLDERS:         0.00

AGGREGATE CURRENT INTEREST SHORTFALL TO CERTIFICATEHOLDERS: 0.00 CURRENT AGGREGATE PRINCIPAL
BALANCE OF THE MORTGAGE LOANS:                     218,714,820.63
AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             1,471
Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company
IMH Assets Corp.
Imperial CMB Trust Series 1998-2
Payment Date Statement
Distribution Date:     June 25, 1998

AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:               19,346,03

AMOUNT OF INTEREST ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:              226,385.40

AGGRGATE ADVANCES MADE WITH
RESPECT TO THE RELATED PAYMENT DATE:                   245,731.43

AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:     9,510.25

AMOUNT OF COMPENSATING INTEREST MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                9,510.25

AGGREGATE AMOUNT OF REALIZED
LOSSES FOR THE RELATED PAYMENT DATE:                         0.00

CUMULATIVE AMOUNT OF REALIZED
LOSSES SINCE THE CLOSING DATE:                               0.00

NUMBER OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND
CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:            0

AGGREGATE NUMBER OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN
SALE AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:         0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND CONTRIBUTION
AGREEMENT FOR THE RELATED PAYMENT DATE:                      0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND CONTRIBUTION
AGREEMENT SINCE THE CLOSING DATE:                            0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS
REPURCHASED PURSUANT TO SECTION 3.18 OF THE
SERVICING AGREEMENT FOR THE RELATED PAYMENT DATE:            0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS
REPURCHASED PURSUANT TO SECTION 3.18 OF THE
SERVICING AGREEMENT SINCE THE CLOSING DATE:                  0.00

Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company